UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2016 (May 18, 2016)

ALTISOURCE PORTFOLIO SOLUTIONS S.A.
(Exact name of Registrant as specified in its charter)

Luxembourg	001-34354	98-0554932
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40, avenue Monterey
L-2163 Luxembourg
Grand Duchy of Luxembourg
(Address of principal executive offices including zip code)

+352 2469 7900
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
The annual meeting of the shareholders (the “Annual Meeting”) of Altisource Portfolio Solutions S.A. (the “Company”) was held on May 18, 2016. The final results for each matter submitted to a vote of shareholders at the Annual Meeting were as follows. The Company did not receive any broker non-votes with respect to any of the proposals presented.

(i)	The following Directors were elected for a one (1) year term and/or until their successors are duly elected and qualified by the following vote:

Name	For	Against	Abstentions
Timo Vättö	14,771,606	517,684	7,718
William B. Shepro	15,260,502	28,888	7,618
W. Michael Linn	14,768,196	518,392	10,420
Roland Müller-Ineichen	14,768,002	518,592	10,414

(ii)
The appointment of Mayer Hoffman McCann P.C. as the Company’s independent registered certified public accounting firm for the year ending December 31, 2016 and Atwell S.à r.l. as the Company’s certified auditor for all statutory accounts as required by Luxembourg law for the same period was approved by the following vote:

For	Against	Abstentions
15,272,427	21,774	2,807

(iii)
The Company’s annual accounts prepared in accordance with accounting principles generally accepted in Luxembourg for the year ended December 31, 2015 (the “Luxembourg Annual Accounts”) and its consolidated financial statements prepared in accordance with accounting principles generally accepted in the United States, including a footnote reconciliation of equity and net income to International Financial Reporting Standards for the year ended December 31, 2015 (together, the “Luxembourg Statutory Accounts”) were approved by the following vote:

For	Against	Abstentions
15,269,456	17,529	10,023

(iv)	The Directors’ reports for the Luxembourg Statutory Accounts were approved by the following vote:

For	Against	Abstentions
15,278,339	13,898	4,771

(v)	The allocation of the results in the Luxembourg Annual Accounts was approved by the following vote:

For	Against	Abstentions
15,276,406	12,464	8,138

(vi)	The discharge of each of the current and past Directors of the Company for the performance of their mandate during the year ended December 31, 2015 was approved by the following vote:

For	Against	Abstentions
14,788,024	494,764	14,220

(vii)	The compensation of the Company’s non-management Directors was approved by the following vote:

For	Against	Abstentions
15,241,639	45,636	9,733

(viii)	The share repurchase program whereby the Company may repurchase outstanding shares of its common stock within certain limits was approved by the following vote:

For	Against	Abstentions
14,037,882	1,256,353	2,773

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 24, 2016

Altisource Portfolio Solutions S.A.

By:	/s/ Kevin J. Wilcox
Name:	Kevin J. Wilcox
Title:	Chief Administration Officer